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                                                                    EXHIBIT 10.2

                     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

         This is Amendment No. 2, dated September 1, 2003 ("Amendment No. 2"), to an Employment Agreement dated May 1, 2000, as amended by Amendment No. 1 dated June 28, 2001 (collectively, the "Employment Agreement"), between Liquidmetal Technologies, Inc., a Delaware corporation (the "Company"), and James Kang (the "Employee").

                                   BACKGROUND

         WHEREAS, pursuant to the terms of the Employment Agreement, Employee is employed as the Chairman of the Board of Directors of the Company; and

         WHEREAS, effective as of the date hereof, the Board of Directors of the Company has appointed Employee as Company "Founder", and Employee will cease serve as Chairman; and

         WHEREAS, the Company and the Employee desire to amend the Employment Agreement to reflect the foregoing change in office.

         NOW, THEREFORE, the parties hereto intending to be legally bound hereby, and in consideration of the mutual covenants herein contained, agree as follows:

                                      TERMS

         1. The foregoing recitals are true and correct and incorporated herein by reference. Any capitalized terms used but not defined herein shall have the same meaning ascribed to them in the Employment Agreement.

         2. Section 2 of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

                           2. DUTIES. Employee will serve as an executive officer of the Company with the title of "Founder." The Employee will devote Employee's entire business time, attention, skill, and energy exclusively to the business of the Company, will use the Employee's best efforts to promote the success of the Company's business, and will cooperate fully with the Board of Directors in the advancement of the best interests of the Company. Furthermore, the Employee shall assume and competently perform such reasonable responsibilities and duties as may be assigned to the Employee from time to time by the Board of Directors. To the extent that the Company shall have any parent company, subsidiaries, affiliated corporations, partnerships, or joint ventures (collectively "Related Entities"), the Employee shall perform such duties to promote these entities and to promote and protect their respective interests to the same extent as the interests of the Company without additional compensation.

         3. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one document.

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         4.       This Amendment No. 2, together with the Employment Agreement, contains the final, complete, and exclusive expression of the parties' understanding and agreement concerning the matters contemplated herein and supersedes any prior or contemporaneous agreement of representation, oral or written, among them.

         5. This instrument shall be binding upon, and shall inure to the benefit of, each of the parties' respective personal representatives, heirs, successors, and assigns.

         6. This instrument shall be governed by, and construed and enforced in accordance with the laws of the State of Florida.

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 on the day and year first written above.

                                      LIQUIDMETAL TECHNOLOGIES, INC.

                                      By: /s/ Brian McDougall
                                         ---------------------------------------
                                      Brian McDougall, Chief Operating and
                                      Financial Officer

                                      EMPLOYEE

                                      By: /s/ James Kang
                                         ---------------------------------------
                                      James Kang, individually

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